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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          reported): January 1, 2005



                       MORGAN STANLEY ABS CAPITAL I INC.
                       ---------------------------------
            (Exact name of registrant as specified in its charter)


   Delaware                      333-113543       13-3939229
----------------------------     -----------      ----------
(State or other jurisdiction     (Commission      (IRS Employer
of incorporation)                File Number)     Identification No.)

1585 Broadway, 2nd Floor
New York, New York                            10036
-------------------------                     -------
(Address of principal                         (Zip Code)
 executive offices)

Registrant's telephone number, including area code (212) 761-4000
                                                   ---------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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

Item 8.01. Other Events
----------

Filing of Form T-1

On January 27, 2005, Morgan Stanley ABS Capital I Inc. (the "Company") is filing a Form T-1 to designate Wells Fargo Bank, National Association to act as an eligible trustee under trust indentures to be qualified pursuant to sections 305 and 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 25.1.

Item 9.01. Financial Statements and Exhibits.
           ---------------------------------

Information and Exhibits.
------------------------

(a)   Financial Statements of businesses acquired.

      Not applicable.

(b)   Pro Forma financial information.

      Not applicable.

(c)   Exhibit No.                Description
      ----------                 -----------

         25.1                          Form T-1 Statement of
                                       Eligibility under the Trust
                                       Indenture Act of 1939, as
                                       amended.  (Certain exhibits
                                       to Form T-1 are incorporated
                                       by reference to Exhibit 25.1
                                       of Registration Statement on
                                       Form S-3 of Morgan Stanley
                                       ABS Capital I Inc., filed on
                                       January 7, 2005 (File No.
                                       333-113543)).

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               MORGAN STANLEY ABS CAPITAL I INC.




                               By:         /s/Steven Shapiro
                                    ------------------------------------------
                                   Name:   Steven Shapiro
                                   Title:  Executive Director



Dated:  January 27, 2005

Exhibit Index
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Exhibit            Description                                          Page
-------            -----------                                          ----
25.1               Form T-1 Statement of Eligibility under the            6
                   Trust Indenture Act of 1939, as amended.
                   (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25.1 of Registration
                   Statement on Form S-3 of Morgan Stanley ABS
                   Capital I Inc. filed on (File No. 333-113543)).